ALLOWANCE FOR EXPECTED CREDIT LOSSES	6 Months Ended
Jun. 30, 2020
Credit Loss [Abstract]
Allowance for Expected Credit Losses	ALLOWANCE FOR EXPECTED CREDIT LOSSES
On January 1, 2020 the Company was required to adopt ASU 2016-13 which introduces a new credit loss methodology, requiring earlier recognition of potential credit losses. ASU 2016-13, was adopted using the modified retrospective method (see Note 1: Interim Financial Data). The provision is based on an assessment of the impact of current and expected future conditions, and at June 30, 2020 and is inclusive of the Company's estimate of the potential effect of the COVID-19 pandemic on credit losses. The duration and severity of COVID-19 and continued market volatility is highly uncertain and, as such, the impact on expected credit losses is subject to significant judgment and may cause variability in the Company’s allowance for credit losses in future periods. Changes in the allowance for expected credit losses may result in gains as well as losses recorded in income as changes occur in the balances of our financial assets and the risk profiles of our counterparties.

The following table presents the impact of the allowance for expected credit losses on the Company's balance sheet line items for the six months ended June 30, 2020.

(in thousands of $)	Trade receivables	Other receivables	Related Party receivables	Investment in sales-type, direct financing leases and leaseback assets	Other long-term assets	Total
Balance at December 31, 2019	—	—	—	—	—	—
Impact of the adoption of ASU 2016-13 on retained earnings (Note 1)	19	580	206	4,799	10	5,614
Change in allowance recorded in 'other financial items'	10	160	(138)	34	2	68
Balance at June 30, 2020	29	740	68	4,833	12	5,682

The impact of the allowance for expected credit losses on the 100% owned subsidiaries accounted for as associates is disclosed in Note 9 : Investments and deficit in associated companies.